First Northwest Bancorp
Annual Meeting of Shareholders

Port Angeles, Washington
November 16, 2015

Welcome

- Call to order
- Notice of meeting
- Appointment of Inspector of Election
- Description of proposals
- Proceed to vote
- Report on 2015
- Results of vote
- Adjournment

Proposals

I. Election of Directors
II. Advisory vote on the approval of executive compensation
III. Advisory vote on frequency of executive compensation vote
IV. Approval of the First Northwest Bancorp 2015 Equity Incentive Plan
V. Ratification of appointment of Moss Adams LLP as the Company's independent auditor for 2016

Preliminary results will be announced following the vote.

Safe Harbor Statement

Forward-Looking Statements

Certain matters discussed in this presentation constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, are based on certain assumptions and are generally identified by the use of words such as "believes," "expects," "anticipates," "estimates" or similar expressions. Forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies;

the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to the following factors: changes in general economic conditions; the credit risks of our lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values changes in the secondary market demand for loans originated for sale; management's assumptions in determining the adequacy of the allowance for loan losses; our ability to control operating costs and expenses, especially new costs associated with our operation as a public company; whether our management team can implement our operational strategy; our ability to successfully integrate any newly acquired assets, liabilities, customers, systems, and management personnel into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our success in opening new branches: increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the levels of general interest rates, and the relative differences between short and long-term interest rates, deposit interest rates, our net interest margin and funding sources; increased competitive pressures among financial services companies; our ability to attract and retain deposits; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth in compliance with regulatory requirements; results of examinations by the Washington State Department of Financial Institutions, Department of Banks (DFI), the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Bank of San Francisco, or other regulatory authorities, legislative or regulatory changes that may affect our business, including the effects of the Dodd-Frank Act and Basel III, changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices adopted by financial institutions regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments; inability of key third-party vendors to perform their obligations; and other economic, competitive, governmental, regulatory and technical factors affecting our operations, pricing, products and services and other risks described elsewhere in our filings with the Securities and Exchange Commission. These developments could have an adverse impact on our financial position and our results of operations. Any forward-looking statements are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included or incorporated by reference in this document or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this presentation might not occur, and you should not put undue reliance on any forward-looking statements.

Strategic Plan Execution

Significant accomplishments – 2015

- Mutual to stock conversion
- Bank performance
- Diversification
- Technology

Mutual to Stock Conversion

First Northwest Bancorp

- IPO January 2015 at $10.00/Share
- NASDAQ Global Select Market: FNWB
- First Federal Savings & Loan Association of Port Angeles
  - State chartered savings bank founded March 1923 in Port Angeles Washington


FNWB
Stock Price
$12.80
$12.60
$12.40
$12.20
$12.00
$11.80
$11.60
$11.40
2/2/2015
3/2/2015
4/2/2015
5/2/2015
6/2/2015
7/2/2015
8/2/2015
9/2/2015

Leadership
Board of Directors

Name	Board Title	Director Since[1]
Stephen E. Oliver	Chairman of the Board	2001
David A. Blake	Vice Chairman of the Board	2005
Lloyd J. Eisenman	Director	1985
Richard G. Kott [2]	Director	1998
David T. Flodstrom	Director	2002
Laurence J. Hueth	Director President and Chief Executive Officer	2010
Jennifer Zaccardo	Director	2011
Cindy H. Finnie	Director	2012
Norman J. Tonina Jr.	Director	2013
Craig A. Curtis	Director	2014

[1] Includes service on First Federal Savings & Loan Association Board of Directors.
[2] Mr. Kott retires from the Board at the conclusion of this meeting. Mr. Behar is standing for election to replace Mr. Kott.

Leadership
Senior Management Team

Name	Title	Years with Company[1]	Years in Industry
Larry Hueth	President and Chief Executive Officer	6	31
Regina Wood	EVP, Chief Financial Officer	9	9
Kelly Liske	EVP, Chief Banking Officer	9	20
Chris Donohue	EVP, Chief Credit Officer	2	37
Jeff Davis	EVP, Chief Operations Officer	1	30
Ed Brady	SVP, Chief Risk Officer	11	11
Joyce Ruiz	SVP, Chief Administrative Officer	10	10
Brett Bies	SVP, Chief Information Officer	4	4
Derek Brown	SVP, Director of Human Resources	0	15

[1] Includes service with First Federal Savings & Loan Association.

Bank Performance

Fiscal year to date periods as of June 30
Quarter end September 30, 2015



Total Assets
$ in 000's
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$748,851
$771,864
$784,510
$795,292
$936,802
$958,131
2011
2012
2013
2014
2015
Sep 15



Deposits
$ in 000's
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$562,398
$583,238
$595,044
$600,399
$647,164
$666,943
2011
2012
2013
2014
2015
Sep 15



Total Loans
$ in 000's
$525,000
$500,000
$475,000
$450,000
$425,000
$400,000
$375,000
$424,187
$400,659
$449,353
$496,184
$487,887
$497,324
2011
2012
2013
2014
2015
Sep 15



Equity
$ in 000's
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$77,220
$77,300
$78,623
$80,995
$190,681
$192,258
2011
2012
2013
2014
2015
Sep 15

Bank Performance

Fiscal year to date periods as of June 30
Quarter end September 30, 2015


Net Income (Loss)
$ in 000's
$4,900
$2,900
$900
($1,100)
($3,100)
($5,100)
$3,895
$(1,960)
$2,318
$2,668
$(5,090)
$1,228
2011
2012
2013
2014
2015
Sep 15


Earnings (Loss) Per Share
$0.20
$0.10
$0.00
($0.10)
($0.20)
($0.30)
($0.40)
($0.50)
$(0.42)
$0.10
2011
2012
2013
2014
2015
Sep 15


Return on Assets
0.60%
0.40%
0.20%
0.00%
-0.20%
-0.40%
-0.60%
-0.80%
0.52%
-0.26%
0.30%
0.34%
-0.58%
0.52%
2011
2012
2013
2014
2015
Sep 15


Return on Equity
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
5.17%
-2.52%
2.94%
3.33%
-3.92%
2.56%
2011
2012
2013
2014
2015
Sep 15

Bank Performance

Fiscal year to date periods as of June 30
Quarter end September 30, 2015



Nonperforming Assets (NPA) as a % of Assets
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.2%
1.7%
1.5%
0.9%
0.7%
0.5%
2011
2012
2013
2014
2015
Sep 15



Nonperforming Loans (NPL) as a % of Loans
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.8%
2.5%
2.2%
1.2%
1.0%
0.8%
2011
2012
2013
2014
2015
Sep 15



Allowance for Loan Losses (ALLL) as a % of NPL
200.0%
160.0%
120.0%
80.0%
40.0%
0.0%
39.4%
72.8%
80.8%
135.3%
145.6%
186.5%
2011
2012
2013
2014
2015
Sep 15



ALLL as a % of Loans
2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.1%
1.8%
1.7%
1.6%
1.4%
1.4%
2011
2012
2013
2014
2015
Sep 15

Loan Portfolio Diversification



Loan Concentrations
June 2015
Commercial Business 3%
Commercial R/E 25%
Multi-family 7%
Construction & Land 4%
SFR & Consumer 61%
SFR 1-4 52%
Consumer 9%



Loan Concentrations
June 2014
Commercial Business 4%
Commercial R/E 25%
Multi-family 9%
Construction & Land 4%
SFR & Consumer 58%
SFR 1-4 48%
Consumer 10%

Loan Diversification



Loan Geographic Concentrations
June 2015
Western WA
32%
Other
11%
Out of State
7%
Other WA
4%
North
Olympic
57%



Loan Geographic Concentrations
June 2014
Western WA
26%
Other
16%
Out of State
10%
Other WA
6%
North
Olympic
58%

Deposits


Deposit Concentrations
June 2015
Savings
14%
Transaction
28%
Money Market
35%
CD's
23%


Deposit Concentrations
June 2014
Savings
14%
Transaction
29%
Money Market
35%
CD's
22%

Capital



Bank Capital Ratios
June 30, 2015
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
23.76%
6.50%
23.76%
8.00%
25.01%
10.00%
14.53%
5.00%
Common Equity Tier 1 Capital Ratio
Tier 1 Capital Ratio
Total Capital Ratio
Tier 1 Leverage Ratio
Well Capitalized
Actual

Geographic Diversification

Olympic Peninsula

Port Angeles (4)

- Administration (T)
- Downtown (T)
- Sixth Street
- Eastside

Sequim (2)

- Sequim Avenue
- Sequim Village

Forks

Port Townsend

Puget Sound

Silverdale (T)

Bellingham (T)

(T) – Technology service location using Interactive Teller Machines (ITMs)



Ladysmith
Lynden
Lake Cowichan
North Cowichan
Ferndale
Bellingham
Central Saanich
Anacortes
Bow
Saanich
Colwood
Victoria
Mount Vernon
Strait of Juan de Fuca
Oak Harbor
Darring
Arlington
Port Angeles
Port Townsend
Crescent
Marysville
Discovery Bay
Everett
Forks
Clallam
Olympic National Park
Edmonds
Lynnwood
Gold Bar
Shoreline
Kirkland
Bangor
Seattle
Bellevue
Bremerton
Renton
North Bend
Burien
Quinault Indian Reservation
Olympic National Forest
SeaTac
Kent
Mason
Covington
Shelton
University Place
Tacoma
Lakewood
Enumclaw
Elk Plain
Ocean Shores
Elma
Aberdeen

Adjournment

Thank You